EXHIBIT 99.1

Drew Industries Incorporated

(NYSE: DW)



A Leading National Supplier of a Wide Variety of Components for RVs and Manufactured Homes

DREW INDUSTRIES INCORPORATED

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.

- Forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, expenses, income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation, and in our subsequent filings with the Securities and Exchange Commission.

- There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and steel-based components, vinyl, aluminum, glass and ABS resin) and other components, availability of credit for financing the retail and wholesale purchase of manufactured homes and recreational vehicles ("RVs"), availability and costs of labor, inventory levels of retail dealers and manufacturers, levels of repossessed manufactured homes and RVs, changes in zoning regulations for manufactured homes, sales declines in the RV or manufactured housing industries, the financial condition of our customers, the financial condition of retail dealers of RVs and manufactured homes, retention and concentration of significant customers, interest rates, oil and gasoline prices, and the outcome of litigation. In addition, national and regional economic conditions and consumer confidence affect the retail sale of RVs and manufactured homes.

SECTION I

Overview

Drew's Products – Components for RVs and Manufactured Homes

$573 Million of Net Sales for the12 Months Ended December 31, 2010



MH Chassis and Chassis Parts: $25 million
Bath Products: $20 million
RV Furniture and Mattresses: $49 million
RV Chassis, Slide-outs and Other Chassis Parts: $262 million
Specialty Trailers: $4 million
Other Products: $4 million
Axles and Suspension Products: $39 million
RV Windows and Doors: $113 million
MH Windows and Doors: $57 million
45%
9%
3%
4%
1%
1%
7%
20%
10%

Drew's Segments – LTM 12/2010

Net Sales - $573 million



MH = $96 million
17%
RV = $477 million
83%
90+% for towable RVs



Segment Operating Profit - $54 million



Financial Performance



Sales and EBITDA(1) (in millions)
Sales
EBITDA
RV Segment sales
MH Segment sales
EBITDA
$750
500
250
0
$100
75
50
25
0
$255
$325
$353
$531
$669
$729
$669
$511
$398
$573
$108
$171
$220
$348
$448
$509
$492
$368
$313
$477
$147
$154
$134
$183
$221
$220
$177
$143
$85
$96
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 34).

SECTION II

Industries

RV Market

TOWABLE RVS (90+% of Drew's RV Segment revenues)


Travel trailer


Fifth-wheel travel trailer


Travel trailer with expandable ends


Sport utility RV "Toy Hauler"


Folding camping trailer


Truck camper

- 90% of industry 2010 unit sales
- 69% of 2009 wholesale dollar sales, or $2.8 billion
- Retail cost $4,000 to $100,000 per unit. Average about $24,000

MOTORHOMES (3% of Drew's RV Segment revenues)


Type A Motorhome


Type B Motorhome


Type C Motorhome

- 10% of industry 2010 unit sales
- 31% of 2009 wholesale dollar sales, or $1.3 billion
- Retail cost $41,000 to $400,000+ per unit. Average about $131,000

How RVs Are Used

- More economical family vacations
  - Typical RV family vacation is less expensive



- Shift in U.S. culture toward more RV-related activities
  - College and NFL football games
  - NASCAR events
  - More active, shorter, "greener", & family oriented vacations



RVs - Industry Wholesale Shipments

90+% of Drew's RV product sales are for Travel Trailers and 5th Wheel RVs



Industry Units
Drew's Sales
(Units in thousands, Sales in millions)
Travel Trailers & 5th Wheel
Other Towables
Motorhomes
Drew's RV Sales
500
400
300
200
100
0
$500
$400
$300
$200
$100
$0
1998 293 64 74 155 59
1999 321 72 71 178 78
2000 300 61 62 177 101
2001 257 49 71 157 108
2002 311 60 55 196 171
2003 321 62 45 214 220
2004 370 73 43 254 346
2005 384 61 42 281 448
2006 391 56 42 293 509
2007 353 55 36 262 492
2008 237 28 24 185 368
2009 166 13 15 138 313
2010 242 25 18 199 477
2011 Proj. (1) 263 27 19 217

(1) Projection for 2011 is the latest published by the RVIA (February 2011).

Recent RV Industry Trends



Units
Travel Trailers and 5th Wheel RVs, Drew's primary RV market
300,000
275,000
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
All data includes both US and Canada.
Wholesale
Retail
185,100
226,387
138,300
164,254
199,200
186,010
2008
2009
2010

Dealer Inventory Change	(41,287)	(25,954)	13,190

Manufactured Housing (MH) Market

- Cost per sq. ft. is $41 for MH vs. $84 for site-built homes
- Average retail price of $63,100 for a 1,530 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety



- Studies have shown that MHs built since 1995 sustain no more damage in hurricanes than site-built homes
- Industry production was down 87% from 1998 to 2009.

MH – Industry Production



Industry Units
Drew's Sales
(Units in thousands, Dollars in millions)
Multi-Sections
Single-Section
Drew's MH Sales
400
350
300
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
373
144
61%
229
$196
349
123
65%
226
$191
251
75
70%
176
$152
193
49
75 %
144
$147
168
37
78%
131
$154
131
27
80%
104
$134
131
34
74%
97
$185
147
52
64%
95
$221
117
33
72%
84
$220
96
31
68%
65
$177
82
30
63%
52
$142
50
19
63%
31
$85
50
20
59%
30
$96
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

There are no industry forecasts for the manufactured housing industry.

MH: Favorable Factors

INDUSTRY:

- Demand
  - Demand for quality, affordable housing is likely to increase
  - Baby boomers retiring in increasing numbers
  - Dealer and manufacturer inventory levels are reasonable
- Availability of financing is still an issue

DREW:

- Drew remains profitable in MH Segment: 10.0% operating profit margin for the 12 months ended December 31, 2010
- Sales up 12% for the 12 months ended December 31, 2010 compared to the same period in 2009
- Increased focus on aftermarket driving sales growth – up 35% in 2010
- Added new product line - entry doors in late 2009

SECTION III

Strategy

Business Strategy

◎ Maximize profitability and return on assets through

- **Strategic acquisitions**
- **New product introductions**
- **Market share growth**
- **Operational efficiencies**

◎ This strategy accomplished through

- Outstanding customer service
- Motivating management through strong profit incentives
- Low cost manufacturing:
  - Optimizing production efficiencies and implementing stringent cost controls
  - Facility consolidations and fixed cost reductions
- Working capital management
- R & D efforts
- Disciplined and patient acquisition philosophy

Acquisition Criteria

- Drew is a **disciplined** and **patient** acquirer
- Gain market share or add products from other suppliers through asset acquisitions
- Complimentary to our core RV (including specialty trailers) and MH markets
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become a more extensive supplier to our customers

New Product Introductions



Began Production of axles for towable RVs
Introduce RV slide-out mechanisms
Acquire EQUA FLEX: Adding RV suspension products
Acquire Coach Step: Adding electric steps for motorhomes
Began production of entry doors for RVs
Began production of entry doors for MH
Acquire Schwintek: Adding wall-slide mechanism and motorhome leveling devices
Introduce RVLOCK remote locking product
Acquire HOME-STYLE: Adding furniture for RVs in Northwest market
2001
2004
2005
2006
2007
2008
2009
2010
2011
Acquire Better Bath: Adding thermo-formed products
Acquire ZIEMAN: Adding specialty trailers
Acquire Happijac: Adding patented bed lifts for RVs
Acquire Extreme Engineering: Expanding specialty trailer product line
Acquire Seating Technology: Adding furniture for RVs in Midwest market
Acquire QuickBite ™: Adding a new innovative coupler
Acquire Level-up ™: Adding leveling system for fifth-wheel RVs
Acquire Sellers: Adding chassis customization & suspension for motorhomes & transit buses

What Drew Has Done - Acquisitions and Growth

New Product	New Market Potential
2008 – RV Entry Doors	$ 25 million
2008/2011 – RV Furniture and Mattresses	$ 150 million
2009 – QuickBite™ Coupler	$ 3 - 5 million
2009 – Manufactured Housing ("MH") Entry Doors	$ 25 million
2009 – Focus on MH Replacement Windows	$ 15 - 25 million
2010 – Level-Up™ System for Fifth-Wheel RVs	$ 2 – 4 million
2010 – Wall Slides, Motorhome Leveling Components, and Pop-up Tent Camper Components	$ 30 million
2010 – Chassis Customization and Suspension Products for Motorhomes and Transit Buses and Remote Locking Product for Towable RVs	$ 20 million

Content Per New Towable RV

- 90+% of RV Segment sales are for Travel Trailers and Fifth-Wheel RVs
- 100% market share in existing products would yield $4,500 to $5,000 per Towable RV
- Growth in RV "features" drives content increases



2001-2010 average content increase = $167 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,852
$2,013
$2,171

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
RV Segment operating profit margin	8.7%	10.0%	11.6%	9.7%	9.6%	8.3%	12.2%	6.7%	5.0%	9.3%

At industry production levels for the last 12 months ended December 2010, each $100 increase in content adds approximately $20 million in sales for Drew.

See Page 9 for Industry Information

Content Per New Manufactured Home

- 100% market share in existing products would yield $3,600 to $4,000 per home
- Affordability of the homes constrains content growth



$663
$796
$871
$1,281
$1,330
$1,666
$1,450
$1,430
$1,343
$1,392
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
MH Segment operating profit margin	10.4%	10.7%	10.5%	10.4%	10.3%	8.7%	8.1%	7.2%	3.8%	10.0%

See Page 12 for Industry Information

What Drew Has Done - Cost Reductions

- Consolidated more than 35 production facilities into other existing facilities since 2006, improving operating efficiencies
- Cautiously added back $2 million of annualized fixed costs as demand improved.
- These facility consolidations, along with reductions in salaried staff, changes in insurance, IT improvements, along with other cost saving measures have saved us:

($ in millions)	
2006	$ 1
2007	$ 6
2008	$ 5
2009	$ 9
2010	$ 1
Total	**$ 22**

The majority of these cost savings are permanent

What Drew Has Done - Strengthened Balance Sheet

($ in millions)	**Debt**	**Cash and Investments**	**Net Cash**
12/31/08	$ 9	$ 9	$ -
12/31/09	$ -	$ 65	$ 65
12/31/10	$ -	$ 44(1)	$ 44(1)

(1) The Company completed four acquisitions in 2010 which utilized $22 million in cash. In addition, on December 28, 2010, a special dividend of $1.50 per share of the Company's Common Stock, or an aggregate of $33 million, was paid to stockholders of record as of December 20, 2010.

SECTION IV

Operating Results

Operating Results

Year Ended December 31,

($ in millions, except EPS)	2007	Adjusted 2008(2)	Adjusted 2009(2)	2010	2010 vs. Adj. 2009
Net Sales(1)	$ 668.6	$ 510.5	$ 397.8	$ 572.8	44%
Operating Profit (Loss)	$ 66.0	$ 27.8	$ 18.4	$ 45.4	147%
% of Sales	9.9%	5.4%	4.6%	7.9%	
Net Income (Loss)	$ 39.8	$ 16.5	$ 10.8	$ 28.0	159%
Diluted EPS	$ 1.80	$ 0.75	$ 0.50	$ 1.26	152%
EBITDA(3)	$ 83.5	$ 44.8	$ 36.9	$ 62.5	69%

(1) *Sales declines in 2008 and 2009 due to reductions in industry-wide shipments of RVs and Manufactured Homes.*

(2) *Refer to page 35 for adjustments.*

(3) *EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 34).*

Results By Segment

Year Ended December 31,

FINANCIAL PERFORMANCE

($ in millions)	2007	Adjusted 2008 (2)	Adjusted 2009 (2)	2010	2010 vs. Adj. 2009
Net Sales[1]:					
RV Segment	$ 491.8	$ 368.1	$ 312.5	$ 477.2	53%
MH Segment	$ 176.8	$ 142.4	$ 85.3	$ 95.6	12%
Operating Profit:					
RV Segment	$ 60.1	$ 25.4	$ 20.9	$ 44.4	112%
MH Segment	$ 14.2	$ 10.7	$ 4.1	$ 9.6	131%
Operating Profit as a Percentage of Net Sales:					
RV Segment	12.2%	6.9%	6.7%	9.3%	
MH Segment	8.1%	7.5%	4.9%	10.0%	

(1) Sales declines due to reductions in industry-wide shipments of RVs and Manufactured Homes.
(2) Refer to page 36 for adjustments.

Operating Results

Three Months Ended December 31,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	Adjusted 2009[1]	2010	Change
Net Sales	$ 104.6	$ 106.2	2%
Operating Profit[2]	$ 7.6	$ 4.6	-39%
% of Sales	7.2%	4.3%	
Net Income	$ 4.4	$ 3.1	-29%
Diluted EPS	$ 0.20	$ 0.14	-29%

(1) Refer to page 37 for adjustments.
(2) Material costs were lower than historical norms in Q4 2009.

Results By Segment

Three Months Ended December 31,

FINANCIAL PERFORMANCE

($ in millions)	Adjusted 2009(1)	2010	Change
Net Sales:			
RV Segment	$ 84.4	$ 86.5	2%
MH Segment	$ 20.2	$ 19.7	-2%
Operating Profit:			
RV Segment	$ 7.5	$ 6.4	-15%
MH Segment	$ 1.7	$ 1.3	-21%
Operating Profit as a Percentage of Net Sales:			
RV Segment	8.9%(2)	7.4%	
MH Segment	8.4%	6.9%	

(1) *Refer to page 38 for adjustments.*
(2) *Material costs were lower than historical norms in Q4 2009.*

Balance Sheet

($ in millions)	12/31/08	12/31/09	12/31/10
Total Assets	$ 311	$ 288	$ 307
Total Debt	$ 9	$ -	$ -
Cash & Investments	$ 9	$ 65	$ 44
Stockholders' Equity	$ 259	$ 244	$ 243
RATIOS			
Days Sales in A/R[(1)]	15 days	14 days	12 days
Inventory Turns[(2)]	4.1 turns	4.8 turns	6.5 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period.

(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

Financial Strength

FINANCIAL PERFORMANCE

	12/31/07	12/31/08	12/31/09	12/31/10
Return on Equity	17%	6%[(2)]	2%[(3)]	11%
Return on Assets	12%	4%[(2)]	2%[(3)]	9%
Total Debt to Equity	0.1	0.0	0.0	0.0
Total Debt to EBITDA[(1)]	0.3	0.2	0.0	0.0

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 34).
(2) Excludes a goodwill impairment charge of $5.5 million ($3.4 million after tax).
(3) Excludes a goodwill impairment charge of $45.0 million ($29.4 million after tax).

The Future

- Increasing RV Content
- RV recovery from recession
- Demographic tailwind
- Exploring related industries
- Affordable housing







Stock Price History

- Drew has 22 million shares outstanding and a market capitalization of approximately $510 million as of February 28, 2011



50
45
40
35
30
25
20
15
10
5
0
$3
$5
$8
$14
$18
$28
$26
$27
$44
$12
$6
$21
$23
$23
2000
2001
2002
2003
2004
2005
2006
2007
10/5/07
2008
3/9/09
2009
2010
2/28/11
(December 31, unless noted)

Analyst Coverage

Avondale Partners, LLC
Bret Jordan – (617) 314-0487

CJS Securities
Torin Eastburn – (914) 287-7600

Janney Montgomery Scott LLC
Liam D. Burke – (202) 955-4305

Sidoti & Company, LLC
Scott Stember – (212) 453-7017

Thompson Research Group
Kathryn Thompson – (615) 891-6206

Thank you!

For more information contact:

Fredric M. Zinn
President and CEO
914-428-9098
fred@drewindustries.com

Joseph S. Giordano III
CFO & Treasurer
914-428-9098
joe@drewindustries.com

OR
VISIT OUR WEBSITE:
www.drewindustries.com

Reconciliation of Operating Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)`	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
Operating Profit (Loss)	$ 20.3	$ 29.2	$ 34.3	$ 44.0	$ 57.7	$ 55.3	$ 66.0	$ 19.9	$ (35.6)	$ 45.2
Depreciation & Amortization	$ 8.4	$ 7.3	$ 7.8	$ 9.3	$ 12.0	$ 15.7	$ 17.6	$ 17.1	$ 18.5	$ 17.1
Goodwill Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 5.5	$ 45.0	$ -
EBITDA	$ 28.7	$ 36.5	$ 42.1	$ 53.3	$ 69.7	$ 71.0	$ 83.5	$ 42.5	$ 27.9	$ 62.5
Capital Expenditures	$ 8.2	$ 10.5	$ 5.1	$ 27.1	$ 26.1	$ 22.3	$ 8.8	$ 4.2	$ 3.1	$ 10.1

Reconciliation of Adjusted Results to Actual

FINANCIAL PERFORMANCE

($ in millions)	Year Ended 12/31/08			Year Ended 12/31/09		
	Actual	Adjust (1)	Adjusted	Actual	Adjust (1)	Adjusted
Net Sales	$ 510.5	$ -	$ 510.5	$ 397.8	$ -	$ 397.8
Cost of Sales	$ 403.0	$ 0.2	$ 402.8	$ 319.1	$ 4.8	$ 314.3
Selling, General & Administrative Expenses	$ 80.1	$ (0.5)	$ 80.6	$ 69.5	$ 4.2	$ 65.3
Goodwill Impairment	$ 5.5	$ 5.5	$ -	$ 45.0	$ 45.0	$ -
Executive Retirement	$ 2.7	$ 2.7	$ -	$ -	$ -	$ -
Operating Profit (Loss)	$ 19.9	$ 7.9	$ 27.8	$ (35.6)	$ 54.0	$ 18.4
Operating Profit (Loss) as a % of Sales	3.9%		5.4%	-8.9%		4.6%
Net Income (Loss)	$ 11.7	$ 4.8	$ 16.5	$ (24.1)	$ 34.9	$ 10.8
Diluted EPS	$ 0.53	$ 0.22	$ 0.75	$ (1.10)	$ 1.60	$ 0.50

(1) Excludes certain "extra expenses" recorded by the Company during 2009 and 2008 due to the unprecedented conditions in the RV and manufactured housing industries. Also excludes charges for goodwill impairment recorded during the fourth quarter of 2008 and the first quarter of 2009, and charges for executive retirement in the fourth quarter of 2008.

Reconciliation of Segment Adjusted Operating Profit to Actual

FINANCIAL PERFORMANCE

($ in millions)	Year Ended 12/31/08			Year Ended 12/31/09		
	Actual	Adjust (1)	Adjusted	Actual	Adjust (1)	Adjusted
Operating Profit:						
RV Segment	$ 24.6	$ 0.8	$ 25.4	$ 15.7	$ 5.3	$ 20.9
MH Segment	$ 10.3	$ 0.4	$ 10.7	$ 3.2	$ 0.9	$ 4.1
Total Segment Operating Profit	$ 34.9	$ 1.2	$ 36.1	$ 18.9	$ 6.2	$ 25.1

(1) Excludes certain "extra expenses" recorded by the Company during 2009 and 2008 due to the unprecedented conditions in the RV and manufactured housing industries.

See page 39 for a reconciliation of segment actual results to consolidated actual results.

Reconciliation of Adjusted Results to Actual

FINANCIAL PERFORMANCE

($ in millions)	Three Months Ended 12/31/09						Twelve Months Ended 12/31/09					
	Actual		Adjust (1)		Adjusted		Actual		Adjust (1)		Adjusted	
Net Sales	$	104.6	$	-	$	104.6	$	397.8	$	-	$	397.8
Cost of Sales	$	80.2	$	1.2	$	79.0	$	319.1	$	4.8	$	314.3
Selling, General & Administrative Expenses	$	19.2	$	1.2	$	18.0	$	69.5	$	4.2	$	65.3
Goodwill Impairment	$	-	$	-	$	-	$	45.0	$	45.0	$	-
Executive Retirement	$	-	$	-	$	-	$	2.7	$	2.7	$	-
Operating Profit (Loss)	$	5.2	$	2.4	$	7.6	$	(35.6)	$	54.0	$	18.4
Operating Profit (Loss) as a % of Sales		4.9%				7.2%		-8.9%				4.6%
Net Income (Loss)	$	2.9	$	1.5	$	4.4	$	(24.1)	$	34.9	$	10.8
Diluted EPS	$	0.13	$	0.07	$	0.20	$	(1.10)	$	1.60	$	0.50

(1) Excludes certain "extra expenses" recorded by the Company during 2009 due to the unprecedented conditions in the RV and manufactured housing industries.

Reconciliation of Segment Adjusted Operating Profit to Actual

FINANCIAL PERFORMANCE

($ in millions)	Three Months Ended 12/31/09(2)			Twelve Months Ended 12/31/09(3)		
	Actual	Adjust (1)	Adjusted	Actual	Adjust (1)	Adjusted
Operating Profit (Loss):						
RV Segment	$ 6.2	$ 1.3	$ 7.5	$ 15.7	$ 5.3	$ 20.9
MH Segment	$ 1.4	$ (0.3)	$ 1.7	$ 3.2	$ 0.9	$ 4.1
Total Segment Operating Profit	$ 7.6	$ 1.6	$ 9.2	$ 18.9	$ 6.2	$ 25.1

(1) Excludes certain "extra expenses" recorded by the Company during 2009 due to the unprecedented conditions in the RV and manufactured housing industries.

(2) See press release dated February 15, 2011 for a reconciliation of segment actual results to consolidated actual results for the three months ended December 31, 2009.

(3) See page 39 for a reconciliation of segment actual results to consolidated actual results for the year ended December 31, 2009.

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	12 Months Ended			
	2007	2008	2009	2010
Net Sales:				
RV Segment	$ 491.8	$ 368.1	$ 312.5	$ 477.2
MH Segment	176.8	142.4	85.3	95.6
Total Net Sales	$ 668.6	$ 510.5	$ 397.8	$ 572.8
Operating Profit:				
RV Segment	$ 60.1	$ 24.6	$ 15.7	$ 44.4
MH Segment	14.2	10.3	3.2	9.6
Total Segment Operating Profit	74.3	34.9	18.9	54.0
Corporate	(7.8)	(7.4)	(6.5)	(8.0)
Goodwill Impairment	-	(5.5)	(45.0)	-
Other Non-Segment Items	(0.5)	(2.1)	(2.9)	(0.6)
Total Operating Profit	$ 66.0	$ 19.9	$ (35.6)	$ 45.4